UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):  August 26, 2003

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-9764 (Commission File Number)	11-2534306 (I.R.S. Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Washington, DC (Address of Principal Executive Offices)	20004 (Zip Code)

(202) 393-1101 (Registrant’s Telephone Number, including area code)

Item 7.

Financial Statements, Proforma Financial Information and Exhibits

	(c)	Exhibits
Exhibit No.

Description

		99.1	Harman International press release, dated August 26, 2003
Item 9.

Regulation FD Disclosure

		See Item 12.	Results of Operations and Financial Condition

Item 12.

Results of Operations and Financial Condition

      On August 26, 2003, Harman International issued a press release announcing its financial results for the fourth quarter and full fiscal year ended June 30, 2003.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2003	HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED By: /s/FRANK MEREDITH —————————————— Name: Frank Meredith Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Harman International Industries, Inc., press release, dated August 26, 2003